Jensen Value Fund (the “Fund”)

A series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus and Statement of Additional Information (“SAI”)
dated September 30, 2011

Effective March 30, 2012, the Trust’s Board of Trustees approved a change to the name of the Fund to Jensen Quality Value Fund.  There will be no change to the Fund’s investment objective, investment strategies or other policies as a result of the change to the Fund’s name.

All references to “Jensen Value Fund” are hereby replaced with “Jensen Quality Value Fund” in the Prospectus and SAI.

In addition, the biography of Robert D. McIver in the Prospectus is replaced with the following:

Robert D. McIver was appointed President of the Adviser in February 2007, and joined the Adviser in September 2004 as Director of Operations and Portfolio Manager.  Mr. McIver, a Principal of the Adviser since 2005, has over 20 years of experience in the banking and investment management business, including 10 years with Schroder Investment Management in London and two additional years with Schroder & Co. Trust Bank where he served as Chief Investment Officer, Latin America.  More recently, he managed two private property management and resort companies in British Columbia, Canada from 2001 – 2004.

Please retain this Supplement for reference.

The date of this Supplement is March 19, 2012.